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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 27, 2004

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                      DIVERSIFIED SECURITY SOLUTIONS, INC.
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               (Exact name of registrant as specified in charter)

Delaware                         005-62411               22-3690168
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(State or other                 (Commission              (IRS Employer
jurisdiction of                 File number)             Identification
Incorporation)                                           No.)


               280 Midland Avenue, Saddle Brook, New Jersey 07668
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               (Address of principal executive offices) (Zip Code)

                                 (201) 794-6500
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               Registrant's telephone number, including area code

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events and Regulation FD Disclosure

            On July 27, 2004, Diversified Security Solutions, Inc. (the "Company") announced that it has completed its previously announced $3.3 million private placement of its common stock to certain qualified institutional investors.

     A copy of the press release announcing these events is attached as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1    Press release dated July 27, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIVERSIFIED SECURITY SOLUTIONS, INC.


Dated: July 27, 2004                        By:  /s/ Irvin F. Witcosky
                                            -----------------------------------
                                            Irvin F. Witcosky
                                            Chief Operating Officer,
                                            President, Secretary and Director